UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 24, 2005


                               INAMED CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     1-9741                  59-0920629
-----------------------------       -----------            -------------------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)           Identification No.)


                   5540 Ekwill Street
               Santa Barbara, California                       93111-2936
        ----------------------------------------              -------------
        (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (805) 683-6761


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition.

         On February 24, 2005, Inamed Corporation (the "Company") issued a press release announcing its financial results for fourth fiscal quarter and full year ended December 31, 2004. A copy of the press release is attached hereto as
Exhibit 99.1.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits.


         99.1    Press Release of Inamed Corporation, dated February 24, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              INAMED CORPORATION

Date: February 24, 2005
                                       By:    Joseph A. Newcomb
                                       -----------------------------------
                                              Joseph A. Newcomb
                                              Executive Vice President,
                                              Secretary and General
                                              Counsel

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

                                 Exhibit Index

Exhibit No.     Description
-----------     -----------
    99.1        Press Release of Inamed Corporation, dated February 24, 2005.


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